UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Revised Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ARBINET-THEXCHANGE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The attached presentation will be given by Arbinet-thexchange, Inc. (the “Company”) in connection with presentations to certain stockholders and third parties. This presentation was first made on May 24, 2006.

Stockholders of the Company are urged to read the Company’s Definitive Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2006, which contains important information regarding the Company’s 2006 Annual Meeting. Stockholders of the Company and other interested parties may obtain, free of charge, copies of the Proxy Statement, and any other documents filed by the Company with the SEC, at the SEC’s Internet website at www.sec.gov. The Proxy Statement and these other documents may also be obtained free of charge by contacting Innisfree M&A Incorporated, the firm assisting the Company in the solicitation of proxies, toll-free at (888) 750-5834.

www.arbinet.com © Copyright 2006 Arbinet-thexchange, Inc. All Rights Reserved.

www.arbinet.com

This presentation contains forward-looking statements regarding Arbinet’s strategic, operating and marketing plans, anticipated future revenues, growth, capital expenditures, management’s future expansion plans, and expected product and service developments or enhancements. Such forward-
looking statements may be identified by the use of the following words (among others): “believes,”
“expects,” “may,” “will,” “plan,” “should” or “anticipates,” or comparable words and their negatives.  These forward-looking statements are not guarantees but are subject to risks and uncertainties that could cause actual results to differ materially from the expectations contained in these statements, including risks associated with Arbinet’s business, such as, for example, Arbinet’s revenue growth; members (in particular, significant trading members) not trading on our exchange or utilizing our new and additional services (including data on thexchange services, mobile on thexchange services, DirectAxcess
SM
trading
service, PrivateExchange
SM
service, VoIP PeeringSolutions
SM
, and AssuredRouting
SM
service);
continued volatility in the volume and mix of trading activity (including the average call duration and the mix of geographic markets traded); our uncertain and long member enrollment cycle; the failure to manage our credit risk; failure to manage our growth; pricing pressure; competitive factors; system failures, human error and security breaches, which could cause Arbinet to lose members and expose it to liability; future government regulation; and Arbinet’s ability to obtain and enforce patent protection for our methods and technologies.  Additional information concerning these factors is available in Arbinet’s
Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission.
Arbinet assumes no obligation to update any forward-looking statements contained in this presentation in the event of changing circumstances or otherwise, and such statements are current only as of the date they are made.
Safe Harbor Statement

www.arbinet.com

Important Additional Information
Arbinet filed a definitive proxy statement with the Securities and Exchange Commission on May 3, 2006 in connection with our 2006 annual meeting of stockholders (the “Proxy Statement”), which was mailed to Arbinet stockholders on or about May 3, 2006.  The Proxy Statement contains important information about Arbinet, the annual meeting and related matters.
Investors and stockholders will be able to obtain free copies of the Proxy Statement and other documents filed with the Securities and Exchange Commission by Arbinet through the web site maintained by the Securities and Exchange Commission at www.sec.gov.  The Proxy Statement and
these other documents may also be obtained free of charge by contacting Innisfree M&A Incorporated, the firm assisting Arbinet in the solicitation of proxies, toll-free at (888) 750-5834.
Arbinet and its directors and officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Proxy Statement.  Information regarding Arbinet’s directors and officers is contained in Arbinet’s Annual Report on Form 10-K for the year ended
December 31, 2005, as filed with the Securities and Exchange Commission on March 14, 2006, and in
the Proxy Statement.  INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY
STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE
DOCUMENTS, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION.

www.arbinet.com

Today’s Discussion
We are implementing growth initiatives that build on Arbinet’s strong asset base and will enable us to enhance stockholder
value
Arbinet is the leader in the exchange of digital communications
The current board is the right board to continue executing on
Arbinet’s strategic plan

www.arbinet.com 4 Growth Strategy

www.arbinet.com

Arbinet’s Vision
Voice Exchange
Managed
Services
VoIP Peering
Other Digital
Goods
First market
Market leader
Industry’s low
cost platform
Funds new
opportunities
Non-spot
Provides
access to low
cost platform
Solves member
cost issues
VoIP adoption
at origination
Addresses
complexities w/
VoIP-VoIP
Provides
routing and
settlement
Fragmented
buyers / sellers
Examples:
Media
Advertising
Content
ROUTE SETTLE BUY/SELL

www.arbinet.com

Arbinet Has Built a Strong Set of Assets
Market
Leadership
428 voice members as of March 31, 2006
Top 10 international carriers
12 billion minutes were bought and sold in 2005
Global footprint
Platform
Powerful, low-cost transaction management platform
Foundation of world's leading electronic market for
trading, routing, and settling voice capacity
Manages entire transaction (trade, route, settle)
33 patents
Financial
Scalable financial model
High operating leverage; $10M in free cash flow in 2005
Strong balance sheet

www.arbinet.com

Sustained Track Record Since Product Launch in 2000
2001 2002 2003 2004
2005
$20.9 $11.6 $6.4 $2.0 ($31.6)
Net Cash
Provided by
Operating
Activities
($Ms)
$48.8 $44.7 $34.0 $23.4 $10.2
Fee
Revenue
($M)
399 360 285 210 170 Members
11.9 10.5 7.9 5.0 1.8
Minutes
(billions)

www.arbinet.com

Current Business Review
2005 Accomplishments
12B minutes traded
10% fee revenue growth
$6.5M in Adjusted Net Income,
one of most profitable years ever
$10M freecash generated
VoIP grew 60%
Challenges
Industry Challenges
Industry prices and margins
continued to decline
Carriers moved traffic across
channels in search of margin
Arbinet
Volatility in mix of markets
Revenue growth slowed
Industry challenges driving opportunity for new products and services that can help carriers reduce costs

www.arbinet.com

Convergence Creates Opportunities for Arbinet
Fixed Line
Flat to declining revenues
Fragmentation continues
VoIP
Cable
Internet Portal
Mobile
Lines blurring between mobile/fixed and voice/data, creating need for future services that enable mobile, fixed-line, data and content providers to efficiently connect and transact
Strong retail revenue growth
Voice
Data
Content
ARPU declines
Voice ARPU decline
Mobile data to offset decline
Advertising driving mobile
models

www.arbinet.com

Our Plan to Accelerate Growth is Underway
2005 2006 2007+
New
Products /
Services
New
Verticals
Work with members
to define
Address members’
high cost structures
Extend
functionality
Revenue Ramp
Launch New Products
PrivateExchange
AssuredRouting
Sign customers
Revenues begin
VoIP
Peering
Begin building VoIP
PeeringSolutions
Solves complexity of
VoIP-VoIP routing
Continue to grow
with market
Revenue Ramp
Launch VoIP
PeeringSolutions
Sign customers
Begin to grow with
market
Define criteria for
new verticals
Begin to assess new
verticals
Launch new
verticals for other
digital goods
Build business plans
for new verticals

www.arbinet.com

New Products and Services Address Industry Challenges
Spot Market
4-5% market share
Dynamic market;
No guaranteed
delivery
Industry's low-cost
platform
Solution for
wholesale traffic
Other Needs
Why Arbinet
Low cost solutions
to help reduce costs
Managed services
Assured call
delivery, especially
for new segments
PrivateExchange
SM
:
Direct commercial
relationships via low-
cost platform
(including settlement
options)
AssuredRouting
SM
:
Higher assurance on
call completion;
Supports growth from
existing and new
segments
Solutions for retail
traffic

www.arbinet.com

VoIP Peering Solves Complexity Created by VoIP-VoIP
Today
VoIP-VoIP calls
routed via PSTN
Costly
Quality Degradation
VoIP Providers
compete with
owners of PSTN
Requirements
Why Arbinet
Number Resolution
(ENUM)
Call Routing
Trusted 3
rd
Party
Scalability
Settlement Options
Neutral & Trusted
Scalable Platform
End-to-End Solution
PSTN Call Routing
for non-VoIP Calls
Multiple Settlement
Options

www.arbinet.com

New Verticals Significantly Expand Growth Opportunities
Our platform enables buying, selling and settlement not only of voice minutes, but other digital goods
Characteristics of potential future markets:
- Digital goods
- Fragmented marketplaces
- Leverage our platform and intellectual property
- High market growth potential
Potential Opportunities: digital media, advertising, and certain mobile content markets
Possible area for acquisition

www.arbinet.com

Investing in Growth
$2M - 4M in 2006
Determine verticals
2007 launch
>
Business
Development
>
New Verticals
Launch platform
Grow along with
emerging market
>
Business
Development
Product
Development
Sales
>
VoIP Peering
Customer wins
Followed by fee
revenue growth
>
Product
Development
Sales
>
New Products
& Services
Expectations 2006 Investment Area

www.arbinet.com 15 The Arbinet Platform

www.arbinet.com

Without Arbinet
• Multiple competing sellers
• One-to-one commercial agreements
• Expensive and inefficient
With Arbinet
• One efficient connection to 428 members
• Helps effectively manage increasing complexity
Arbinet’s Efficient and Cost Effective Solution
Trade
Trade
Route
Route
Settle
Settle
US Carrier
Indian Carrier

www.arbinet.com

Compelling Economics for Members
Interconnection
Interconnection
Time / Capital
Time / Capital
Operating Costs
Operating Costs
Settlement
Settlement
Arbinet
Arbinet
Legacy Process
Legacy Process
One-to-one
Negotiated/Customized
Cost increase with
industry complexity
One-to-428
Standardized
Efficient way to manage
increasing complexity
6-8 months
Modest
2 weeks
Typically zero
High SG&A
Manually intensive
Low SG&A
Automated
60-90 day cycle
3-6% Disputes/Bad Debt
30 day cycle
No Disputes/Bad Debt

www.arbinet.com 18 Easy to Use Trading Platform

TDC
kom nærmere
kpn
TeliaSonera
ROSTELECOM
TELUS
ROGERS
vodafone
TELEGLOBE
Bell Canada Enterprises
CABLE & WIRELESS
neuf telecom
中国电信
CHINA TELECOM
at&t
BT
CNC
NTT
VERIO
Sprint
Level(3)
Telewest Broadband
T-Systems
belgacom
KDDI
VONAGE
primus
SPARKLE
NWT
New World Telecom
Wharf T&T
western wireless
JAPAN TELECOM
MONACO TELECOM
PLDT
AOL
bharti
TELMEX
glo
VSNL
TELEKOM MALAYSIA
Telefonica
Telkom
Entel
SingTel
Telecom
Hondutel
Embratel
TelstraClear
TELECOM ARGENTINA

www.arbinet.com 19 Global Membership, Includes World’s 10 Largest Carriers

www.arbinet.com

Scale and Liquidity
Global reach
428 Members (Q1 ’06)
~3 billion minutes per quarter
Competitive Advantage
Strong relationships
No direct competition
Competitors became resellers
Intellectual Property
33 patents
Positioned to Surmount Market Barriers
Arbinet
Arbinet
Barrier
Barrier

www.arbinet.com

Scalable Financial Model
Largely fixed cost operating
structure
Volume based pricing to drive
aggregate fee revenue growth
High incremental margins
Low capital intensity
Fee Revenue Breakdown
Access Fees Credit Risk Premium Other Service Fees

www.arbinet.com

Strong Balance Sheet
($ in Millions)
31-Mar-06
Current Assets:
Cash, Cash Equivalents & Marketable Securities 65.0 $
Total Current Assets 89.0
Total Assets 117.8
Liabilities:
Total Current Liabilities 26.6
Total Liabilities 30.4
Total Stockholders' Equity (Deficit) 87.4
Total Liabilities and Stockholder's Equity (Deficit) 117.8

www.arbinet.com 23 Arbinet’s Current Board is the Arbinet’s Current Board is the Right Board Right Board

www.arbinet.com

Strong Corporate Governance Practices
Arbinet Board is independent:
- 5 of 7 directors are independent by NASD standards
- Separate Chairman and CEO positions
- Independent directors meet in executive sessions without management
- Audit, Compensation, Nominating & Corporate Governance committees comprised entirely of independent directors
Committees are authorized to engage independent advisors and counsel
Board publishes and follows clear, defined corporate governance guidelines
Board has complete access to all Arbinet officers and employees
Board has track record of listening to stockholders

www.arbinet.com

Arbinet’s Director Nominees: Experienced, Independent,
Committed to Value
Michael J. Donahue
- Group EVP and COO of BearingPoint (’00 – ’05)
- Management Partner and member of Board of Directors, KPMG
- Helped grow KPMG consulting business from $40M into
BearingPoint, a public company with $3.4B in revenue
Leo J. Pound
- 15+ years leading corporate turnarounds
- Principal of Pound Consulting (’00 – Present)
- CFO, Marble Crafters (’99 – ’00)
- CFO, Jos. H. Stomel & Sons (’95 – ’99)
- Successfully restructured $500M wholesaler; Revitalized $25M food processing company

www.arbinet.com

Experienced and Respected Management Team
10+ Booz Allen Hamilton, American
Mgmt Systems
VP Corporate Development
and Treasurer
Mike Lemberg
20+ Totality, Exodus, Motorola SVP Sales Scott Blackwell
20+ ePhone, Aleron, Teleglobe,
British Telecom
Chief Technology Officer Steven Heap
20+ AT&T Broadband, OnTera
Broadband, Teleport
Chief Information Officer and
SVP Operations
Peter Sach
20+ Premiere Technologies, Xpedite
Systems, MacAndrews & Forbes,
KMPG LLP
Chief Accounting Officer Peter Pastorelle
20+ Cohen, Pontani, Lieberman &
Pavane, AT&T Bell Labs
General Counsel & Secretary Chi Eng
15+ MCI, Phoneworks, Worldphone SVP Strategy and Platform
Development
Bob Barbiere
30+ AT&T Broadband, Teleport,
Cox Cable, General Electric
President and CEO Curt Hockemeier
Name Title Prior Experience Years
Arbinet Board has Confidence in Arbinet’s Growth Strategy and in Management’s Ability to Execute on It

www.arbinet.com

Board Made Good Faith Effort to Address
Mashinsky’s Concerns
Arbinet Announces Q1 2006 Financial Results and Reviews Strategic Initiatives to
Improve Growth
May 3
Arbinet Again Tries to Reach a Cooperative Solution With Mashinsky/Marmon at
Second Meeting
April 11
Arbinet Files Preliminary Proxy Materials/Sets Record Date for Annual Meeting April 4
Arbinet Independent Director and CEO Meet With Mashinsky/Marmon at Arbinet’s
Request
March 28
Arbinet Issues Press Release Reiterating Board’s Focus on Stockholder Value March 22
Mashinsky/Marmon File Preliminary Proxy Materials Seeking Board Seats March 21
Arbinet Announces Full Year and Q4 2005 Financial Results February 16

www.arbinet.com

The Choice is Clear
Clear operational and financial
achievements; Sustained track record of
long-term growth
Plan underway to drive growth
Experienced and respected by
employees, customers and peers
Compensation linked to performance
Independent Board with relevant
expertise, committed to enhancing value
Arbinet’s Board and Management Team
Questionable track record at Arbinet and
since then
No new ideas
Mashinsky resigned after failure to
deliver results that matched his rhetoric
Seeking to award themselves up to 16M
options, or approximately 40% of Arbinet,
if elected
Stated intention to replace entire Board
and key members of management could
undermine value creation
Arbinet Has the Right Team in Place to Grow the Company and
Create Value For All Arbinet Stockholders
Mashinsky and Marmon

www.arbinet.com

Arbinet is Well-Positioned for Success
Leader in the Exchange of Digital Communications
- Scalable, proven and efficient platform capable of instantly and accurately routing million of transactions
- Solid customer relationships, including the world’s top 10 telecommunications carriers
- Global footprint
- Strong balance sheet
We Are Executing on Our Strategy to Drive Growth and Enhance Value
- New products and services
- VoIP PeeringSolutions
- New Verticals
Current Board is the Right Board
- Proven results v. Mashinsky’s failures to deliver on his promises
- Board and director nominees are experienced, independent, and committed to value
- Board has confidence in Arbinet’s growth strategy and in management’s ability to execute on it

www.arbinet.com © Copyright 2006 Arbinet-thexchange, Inc. All Rights Reserved.